UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Asset.

As previously disclosed in the Form 10-Q for the quarter ended June 30, 2015, CNL Lifestyle Properties, Inc., through various operating subsidiaries (collectively, the “Company”), entered into an agreement on May 12, 2015 (the “Purchase and Sale Agreement”) with AIM Marina Holdings, LLC (or its assigns), an unaffiliated third party (“Buyer”), for the sale of the Company’s entire portfolio of marina assets comprised of 17 properties (the “Marinas Properties”) (referred to herein as the “Sale”). The Sale is being reported on this Current Report on Form 8-K solely because under applicable requirements dealing with measuring significance of a disposed business, the disposition of the twelve Marinas Properties met one of the significance tests and was therefore deemed a significant disposition. The Sale is not otherwise considered material to the Company.

The aggregate purchase price for the Marinas Properties is approximately $112.5 million (the “Purchase Price”), subject to adjustment for certain receivables and operational fees and expenses.

Through November 20, 2015, the Company completed the closing of twelve Marinas Properties to Buyer, which represented an aggregate purchase price of approximately $61.8 million. The aggregate net cash to the Company from the Sale of the twelve Marinas Properties that closed through November 20, 2105, plus the estimated Sale of the remaining five Marinas Properties will be approximately $92.5 million after closing costs, repayment of approximately $11.5 million of debt, including associated prepayment penalties, and accrued interest. The Company anticipates that the net sales proceeds from the Sale will be used for corporate purposes, which may include a special distribution to stockholders. The following sets forth the 17 Marinas Properties and their locations that have closed or are anticipated to close by the end of the first quarter of 2016.

Closings through November 20, 2015 ($61.8 million)	Location

Lakefront Marina	Port Clinton, OH
Sandusky Harbor Marina	Sandusky, OH
Bohemia Vista Marina	Chesapeake City, MD
Hack’s Point Marina	Earleville, MD
Crystal Point Yacht Club	Point Pleasant, NJ
Manasquan River Club	Brick Township, NJ
Great Lakes Marina	Muskegon, MI
Beaver Creek Resort & Marina	Monticello, KY
Burnside Marina	Somerset, KY
Eagle Cove Marina	Byrdstown, TN
Holly Creek Marina	Celina, TN
Pier 121 Marina	Lewisville, TX

Probable Closings ($50.7 million)

Brady Mountain Resort & Marina	Royal (Hot Springs), AR
Anacapa Isle Marina	Oxnard, CA
Ballena Isle Marina	Alameda, CA
Cabrillo Isle Marina	San Diego, CA
Ventura Isle Marina	Ventura, CA

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated balance sheet of the Company at September 30, 2015 illustrates the estimated effect of the Sale, described in Item 2.01 above, as if it had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 (the “Pro Forma Period”) do not include pro forma adjustments to illustrate the estimated effect of the Sale as if it had occurred on the first day of the Pro Forma Period because the Company previously classified the marinas properties as held for sale as of December 31, 2014 and reported the related operations of assets held for sale as discontinued operations in the Company’s financial statements filed on March 31, 2015 with the U.S. Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”).

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the Sale had occurred on the date indicated or been in effect during the Pro Forma Period. The unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the nine months ended September 30, 2015 and on Form 10-K for the years ended December 31, 2014, 2013, and 2012.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2015

(in thousands except per share data)

	Historical September 30, 2015	17 Marinas Properties Pro Forma Adjustments		Pro Forma September 30, 2015
ASSETS
Real estate investment properties, net (including $60,763 related to consolidated variable interest entities)	$841,576	$—		$841,576
Assets held for sale, net (including $89,811 related to consolidated variable interest entities)	259,285	(104,492	) (a)	154,793
Investments in unconsolidated entities	72,679	—		72,679
Cash	310,726	104,030	(a)
		(11,493	) (b)	403,263
Deferred rent and lease incentives	41,758	—		41,758
Restricted cash	28,565	—		28,565
Other assets	17,461	(82	) (b)	17,379
Intangibles, net	17,448	—		17,448
Accounts and other receivables, net	21,450	—		21,450
Mortgages and other notes receivable, net	7,570	—		7,570

Total Assets	$1,618,518	$(12,037)		$1,606,481

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgages and other notes payable (including $19,923 related to non-recourse debt of consolidated variable interest entities)	$187,643	$(10,797	) (b)	176,846
Other liabilities	40,318	—		40,318
Accounts payable and accrued expenses	23,949	(58	) (b)	23,891
Due to affiliates	415	—		415

Total Liabilities	252,325	(10,855)		241,470

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—	—		—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—	—		—
Common stock, $.01 par value per share
One billion shares authorized; 349,084 shares issued and 325,183 shares outstanding	3,252	—		3,252
Capital in excess of par value	2,863,833	—		2,863,833
Accumulated deficit	(232,738)	(462	) (a)
		(720	) (b)	(233,920)
Accumulated distributions	(1,260,079)	—		(1,260,079)
Accumulated other comprehensive loss	(8,075)	—		(8,075)

Total Stockholders’ Equity	1,366,193	(1,182)		1,365,011

Total Liabilities and Stockholders’ Equity	$1,618,518	$(12,037)		$1,606,481

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(in thousands except per share data)

	Historical September 30, 2015	17 Marinas Properties Pro Forma Adjustments (a)	Pro Forma September 30, 2015

Revenues:
Rental income from operating leases	$92,625	$—	$92,625
Property operating revenues	191,145	—	191,145
Interest income on mortgages and other notes receivable	1,481	—	1,481

Total revenues	285,251	—	285,251

Expenses:
Property operating expenses	145,315	—	145,315
Asset management fees to advisor	12,193	—	12,193
General and administrative	11,467	—	11,467
Ground lease and permit fees	7,819	—	7,819
Other operating expenses	4,875	—	4,875
Bad debt expense	8,092	—	8,092
Loan loss provision	9,369	—	9,369
Impairment provision	1,428	—	1,428
Depreciation and amortization	63,463	—	63,463

Total expenses	264,021	—	264,021

Operating income	21,230	—	21,230

Other income (expense):
Interest and other income	1,066	—	1,066
Interest expense and loan cost amortization	(23,946)	—	(23,946)
Loss on extinguishment of debt	(21,065)		(21,065)
Equity in earnings of unconsolidated entities	3,940	—	3,940

Total other expense	(40,005)	—	(40,005)

Loss from continuing operations before gain on sale of real estate and unconsolidated entity	(18,775)	$—	(18,775)
Gain on sale of real estate	26,528	—	26,528
Gain from sale of unconsolidated entity	39,252		39,252

Net income from continuing operations	$47,005	$—	$47,005

Net income per share of common stock (basic and diluted) from continuing operations	$0.14		$0.14

Weighted average number of shares of common stock outstanding (basic and diluted)	325,183		325,183

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(in thousands except per share data)

	Historical December 31, 2014	17 Marinas Properties Pro Forma Adjustments (a)	Pro Forma December 31, 2014

Revenues:
Rental income from operating leases	$128,023	$—	$128,023
Property operating revenues	236,860	—	236,860
Interest income on mortgages and other notes receivable	8,412	—	8,412

Total revenues	373,295	—	373,295

Expenses:
Property operating expenses	190,165	—	190,165
Asset management fees to advisor	18,651	—	18,651
General and administrative	17,136	—	17,136
Ground lease and permit fees	10,162	—	10,162
Acquisition fees and costs	664	—	664
Other operating expenses	5,328	—	5,328
Bad debt expense	291	—	291
Impairment provision	30,428	—	30,428
Loss on lease termination	8,914	—	8,914
Loan loss provision	3,270	—	3,270
Depreciation and amortization	98,664	—	98,664

Total expenses	383,673	—	383,673

Operating loss	(10,378)	—	(10,378)

Other income (expense):
Interest and other income	838	—	838
Interest expense and loan cost amortization (includes $460 loss on termination of cash flow hedges)	(57,260)	—	(57,260)
Loss on extinguishment of debt	(1,391)		(1,391)
Equity in earnings (loss) of unconsolidated entities	7,753	—	7,753

Total other expense	(50,060)	—	(50,060)

Loss from continuing operations	$(60,438)	$—	$(60,438)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.18)		$(0.18)

Weighted average number of shares of common stock outstanding (basic and diluted)	324,451		324,451

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of 17 marinas properties described in Note 2. “Pro Forma Transaction” had occurred as of September 30, 2015. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the nine months ended September 30, 2015 and year ended December 31, 2014 (the “Pro Forma Period”), and do not include pro forma adjustments to illustrate the estimated effect of the sale of the Company’s entire portfolio of marinas assets comprised of 17 properties (the “Sale”) as if it had occurred on the first day of the Pro Forma Period because the Company previously classified the marinas properties as held for sale as of December 31, 2014 and reported the related operations of assets held for sale as discontinued operations in the Company’s financial statements filed on March 31, 2015 with the U.S. Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”). The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the Pro Forma Period.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

In May 2015, the Company entered into a definitive agreement with AIM Marina Holdings, LLC, an unaffiliated third party, for the sale. The purchase price for the marinas portfolio is approximately $112.5 million, subject to adjustment for certain operational fees and expenses.

Through November 20, 2015, the Company completed the sale of twelve of the marinas properties and expects to close on the remaining five properties, which were all under a single portfolio definitive agreement with a single buyer, by the end of the first quarter of 2016.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed to the Company’s historical balance sheet as if the disposition of the Sale occurred as of September 30, 2015.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet (Continued)

(a)	These adjustments reflect the net sales proceeds received from the completed Sale of twelve marinas properties and the anticipated sale of the five remaining properties, and elimination of the related account balances as if the Sale had been consummated as of September 30, 2015. Accumulated deficit has been reduced to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the Sale, as follows:

Sales price	$112,500
Closing and transaction costs	(8,470)

Net sales proceeds	104,030
Assets of the 17 marinas properties	(104,492)

Loss on sale	$(462)

(b)	These adjustments reflect the use of a portion of the net sales proceeds received from the Sale to pay down existing indebtedness, accrued interest, prepayment penalties, and to eliminate loan costs related to the existing indebtedness.

Net book value of indebtedness	$10,797
Accrued interest	58
Cash used to pay principal, accrued interest and prepayment penalties	(11,493)
Unamortized loan costs	(82)

$(720)

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(a)	The Company classified the 17 marinas properties as held for sale as of December 31, 2014 and reported the related operations of assets held for sale as discontinued operations for all periods presented at that time as well as in subsequent periods. Therefore, there are no continuing operations that require a pro forma adjustment for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2015		CNL LIFESTYLE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Chief Financial Officer and Treasurer